UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 31, 2008

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Market 2000+ HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16087 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As a result of the spin-off of FairPoint Communications Inc. (NYSE ticker “FRP”) from Verizon Communications Inc. (NYSE ticker “VZ”), an underlying constituent of the Market 2000+ HOLDRS Trust, effective April 4, 2008, FairPoint Communications Inc. was added as an underlying constituent of the Market 2000+ HOLDRS Trust.  For the 4 shares of Verizon Communications Inc. per 100 shares round lot of Market 2000+ HOLDRS, The Bank of New York received 0.075436826 shares of FairPoint Communications Inc.

Item 9.01.	Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER &
SMITH INCORPORATED

Date: May 12, 2008	By:	/s/ Satyanarayan R. Chada
		Name:	Satyanarayan R. Chada
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Market 2000+ HOLDRS Trust Prospectus Supplement dated March 31, 2008 to Prospectus dated August 15, 2007.